FORM OF SHARE CERTIFICATE
                                    [FRONT]


COMMON SHARES                                            COMMON SHARES

NUMBER                      Market Financial             SHARES

(SPECIMEN)                    Corporation                (SPECIMEN)

INCORPORATED UNDER THE LAWS                              SEE REVERSE SIDE
OF THE STATE OF OHIO                                     FOR CERTAIN DEFINITIONS
                                                         AND RESTRICTIONS

                                                         CUSIP   57056A  10 0





     THIS CERTIFIES THAT (SPECIMEN) is the owner of _____ fully paid and nonassessable common shares, no par value, of Market Financial Corporation (the "Corporation") an Ohio corporation. The shares represented by this certificate are transferable only on the books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.




Dated ______________                 This Security is Not A Deposit Or Account
                                     And is Not Federally Insured Or Guaranteed.


Rae Skirvin Larimer                             John T. Larimer
Secretary                                       President


Countersigned and registered: FIFTH THIRD BANK (Cincinnati, Ohio) Transfer Agent and Registrar.


                                     ___________________________________________
                                     Authorized Signature

                            FORM OF SHARE CERTIFICATE
                                     [BACK]

                          MARKET FINANCIAL CORPORATION

     The interest in Market Financial Corporation (the "Corporation") evidenced by this Certificate may not be transferred, sold, retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the Articles of Incorporation and Regulations of the Corporation.

     This Corporation will mail to the holder of the common shares evidenced hereby a copy of the express terms of such shares without charge within five (5) days after receipt of a written request therefor.

     The common shares evidenced hereby are not accounts of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

                          UNIF GIFT MIN ACT - ____________Custodian_____________
                                                 (Cust)               (Minor)
TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors

JT TEN - as joint tenants with                Act ______________________________
         right of survivorship and                          (State)
         not as tenants in common
TOD    - transfer on death

                      UNIF TRF MIN ACT - ______________ Custodian (until age___)

                                         _______________ under Uniform Transfers
                                             (Minor)

                                         to Minors Act _________________________
                                                               (State)

Additional abbreviations may also be used throughout in the above list.

     FOR VALUE RECEIVED,  __________________________________ hereby sell, assign and transfer unto ______________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                                  INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

of the shares represented by the within  Certificate,  and do hereby irrevocably constitute and appoint _________________________________________________________

Attorney to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated ___________________________________

                    X___________________________________________________________

                    X___________________________________________________________

                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                    IN THE PRESENCE OF _________________________________________